Exhibit 99.1

Investor Presentation May 2018

2 Forward-looking information Investor Presentation This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements address our expected future business and financial performance including our financial projections and often contain words such as “believes”, “could”, “should”, “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain and depend upon important estimates and assumptions concerning our financial and operating results, including with respect to our coal pricing expectations, many of which are subject to change. No representations or warranties are made by us as to the accuracy of any such forward-looking statements. The inclusion of this information should not be regarded as an indication that we consider it to be necessarily predictive of actual future results. The information contained herein reflect numerous estimates and assumptions with respect to coal market conditions, general economic conditions, weather conditions, natural gas prices, competition in our industry, production capacity, availability of surety bonds, and matters other matters specific to our business, all of which are difficult to predict and many of which are beyond our control. Uncertainties arise from changes in the demand for and pricing of our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. There is significant risk that our current estimates and assumptions may not be accurate and that our actual results will vary significantly from our anticipated results. Readers are cautioned not to rely on the forward-looking statements contained herein. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including, Free Cash Flow, Adjusted EBITDA, Adjusted EBITDA and cash costs per ton. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

3 Arch Coal in brief Arch is a premier U.S. producer and marketer of high-quality coking coals We operate large, modern coking coal mines at the low end of the U.S. cost curve Our product slate is dominated by High-Vol A coals that earn a market premium Arch has exceptional, long-lived reserves that provide valuable optionality for long-term growth Arch’s strong coking coal position is supplemented by our top-tier thermal franchise We operate highly competitive mines in the Powder River Basin and other key supply regions Our mines have modest capital needs and generate significant free cash Arch has deep expertise in mining, marketing and logistics – and, critically, in mine safety and environmental stewardship – and levers those competencies in both steel and power markets Arch generates high levels of free cash flow and has demonstrated a commitment to returning excess cash to shareholders through a robust stock buyback program and a recurring quarterly dividend Investor Presentation

4 We operate a streamlined portfolio of large, modern, well-capitalized and low-cost mines that can generate free cash flow at all points in the cycle WEST ELK OTHER THERMAL: BLACK THUNDER COAL CREEK POWDER RIVER BASIN: LEER SENTINEL MOUNTAIN LAUREL BECKLEY METALLURGICAL: HEADQUARTERS Investor Presentation VIPER COAL-MAC

Arch’s Leading Position in a Strengthening Met Market Arch’s Strong Financial Position

Investor Presentation 6 Source: Arch and company filings Peer group includes Alliance, Cloud Peak, Consol Coal Resources, Contura, Peabody and Warrior (listed alphabetically) NET DEBT (IN MILLIONS OF $ AT 3/31/2018) Arch has the industry’s strongest balance sheet Arch had $433 million of cash at 3/31/2018, against debt of just $329 million Arch’s approximately $300 million term loan has a coupon of L+275 – a level significantly lower than most industry peers ($104) $39 $146 $192 $231 $279 $398 Arch Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6

Investor Presentation 7 Source: Arch and company filings Peer group includes Alliance, Cloud Peak, Consol Coal, Contura, Peabody and Warrior (listed alphabetically) * Assumes a calculated FY 2017 EBITDA number Note: Capex and tax rate guidance as of 4/26/18, Reconciliation of non-GAAP measures can be found at the end of this presentation FREE CASH FLOW AS A PERCENTAGE OF 2017 EBITDA Arch generates more free cash flow per dollar of EBITDA than any other industry peer Arch’s free cash flow1 as a percentage of EBITDA is highest in the industry Analyst community is expecting strong ongoing free cash flow Capex, interest expense and income taxes, in aggregate, are projected to be around $100 million in 2018 81% 66% 63% 61% 36% 50% 73% Arch Peer 1 Peer 2 Peer 3 Peer 4 Peer 5* Peer 6

8 Arch has a demonstrated approach to returning capital to shareholders Source: ARCH *Since the announcement of the capital return program on 5/2/17 Note 1: Reconciliation of non-GAAP measures can be found at the end of this presentation Investor Presentation SHARES OF COMMON STOCK OUTSTANDING (IN MILLIONS) Represents a 2% dividend yield $341 million* in buybacks Public Relisting 10/5/16 Quarter End 3/31/18 4.4 m shares $32 million* in recurring quarterly dividends $375 million* returned to ARCH shareholders 97% of FCF1 over the time period 25 20.6 Public Relisting December 31, 2017

THERMAL COKING ARCH CAPITAL EXPENDITURES (IN MILLIONS $) 9 Investor Presentation $59 $852 LAND/SUPPORT Arch has employed a strategic and disciplined capital approach geared toward its high-margin coking coal franchise EBITDA CONTRIBUTION (IN MILLIONS $) Arch’s coking coal franchise is contributing a significant and growing percentage of overall EBITDA We continue to maintain very low levels of capital at our thermal operations and expect to do so going forward $4181 $3821 Source: Arch Note 1: Reconciliation of non-GAAP measures can be found at the end of this presentation; 2018 EBITDA forecast reflects the consensus estimate of the eight sell-side analysts covering ARCH Note 2: 2018 Capex is midpoint of guidance provided on 4/26/18 ACTUAL CONSENSUS ESTIMATE 2017 2018F 2017 2018F

Cash Collateral Released* Investor Presentation 10 Arch is putting its cash to work in a highly disciplined and value-enhancing manner Natural gas average consensus forecast 2017-2020 ARCH’S 2017 CASH DEPLOYMENT (IN MILLIONS $) Share Buyback $302 Capex $59 Other $32 Cash Interest Expense $35 Debt Repayment $30 Cash Build $36 Dividends $24 $418 $100 2017 EBITDA The vast majority of Arch’s cash generation was returned to shareholders in 2017, via share buybacks, dividends and debt repayment Arch continues to have very modest capex and interest expense requirements Source: Arch *Cash that was restricted or otherwise held as collateral at 12/31/16 that was returned during 2017 Note: “Other” includes Dominion Terminal Associates (DTA) acquisition, reclamation of idle properties, and advanced royalties 2017

EBITDA - Capex - Interest Expense - Taxes Special Dividends Organic Growth M&A Share Buybacks Recurring Dividends Arch continuously evaluates which avenues provide the best risk-adjusted returns Proven value creation to date Attractive mechanism while stock is deemed a good value Both systematic and opportunistic Currently a 2% yield Allows for broadest participation in equity Set at a level viewed as sustainable throughout market cycle Highly attractive prospects – particularly at Tygart No rush to move forward Value should continue to grow as global cost curve shifts higher Limited availability to “average up” existing coking coal portfolio “Diamonds in rough” few and far between Prospects screened against organic opportunities More systematic “buyback” approach favored at present = 7% of FCF in 2017 90% of FCF in 2017 Note: In addition, Arch used free cash generated in 2017 – as well as the release of formerly restricted cash – to pay down debt ($30 million) and build cash ($36 million), among other uses Investor Presentation 11 Projected Free Cash Growth Capital Capital Returns

Arch’s Premier Coking Coal Franchise

Arch is the largest producer of High-Vol A quality coking coal and offers a varied product slate U.S. ESTIMATED HIGH-VOL A COKING COAL PRODUCTION, 2017 (IN MILLIONS OF TONS) 13 Source: Arch and MSHA Peer group includes Alpha, Black Hawk, Contura,Coronado, Warrior (listed alphabetically) Investor Presentation LOW-VOL Leer HIGH-VOL A ARCH’S COKING COAL PRODUCT SUITE (PERCENTAGE OF EXPECTED 2018 SALES) High-Vol A High-Vol B Low-Vol Arch’s High-Vol A products have highly advantageous quality characteristics and are well know in global met markets 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 Arch Peer 1 Peer 2 Peer 3 Peer 4 Peer 5

Investor Presentation 14 Source: Wood Mackenzie and internal estimates Note: Midpoint of Arch’s FY2018 metallurgical cash cost guidance at 4/26/18; Reconciliation of forward-looking non-GAAP segment cash costs can be found at the end of this presentation U.S. METALLURGICAL CASH COSTS, MAJOR PRODUCERS ($ PER TON, WEIGHTED AVERAGE 2017, ESTIMATED) Arch has a highly competitive cost structure positioned toward the low end of the U.S. metallurgical cost curve Estimated average U.S. coking coal cash costs In addition to its cost structure, Arch’s coking coal franchise boasts a significant quality advantage over many of its peers At the midpoint of 2018 guidance, Arch’s costs would be around $12.50 per ton lower than the estimated U.S. average Arch expects its coking coal costs to remain highly competitive, while the industry cost curve is expected to shift up and to the right $62.50 $0 $25 $50 $75 $100 Peer 1 Arch Peer 2 Peer 3 Peer 4 Peer 5

15 U.S. coking coals – particularly high-vol products – are a core component of global coke blends Map reflects Arch’s historical global customer base COUNTRY 00 COUNTRY 00 Rest of World 80% North America ARCH’S 2018 PROJECTED COKING COAL SHIPMENTS BY DEMAND REGION Investor Presentation Arch has a highly strategic, 36-percent equity interest in Dominion Terminal Associates (DTA) in Newport News, Va.

Investor Presentation 16 Note: Based on midpoint of FY2018 coking coal volume guidance at 4/26/18 Arch has significant exposure to global coking coal markets Natural gas average consensus forecast 2017-2020 Uncommitted ARCH’S 2018 COKING COAL SALES POSITION (% COMMITTED/UNCOMMITTED COKING COAL SALES*) Committed and Unpriced Committed and Priced Unpriced and uncommitted coking coal volumes allow Arch to capitalize on strong coking coal market dynamics Arch has a solid base of annual fixed-price contracts locked up with select North American steel makers More than 55 percent of Arch’s coking coal volumes are exposed to seaborne market pricing

17 Global coking coal markets continue to trade at attractive levels Source: Platts Note: Platts Daily Assessments, U.S. East Coast as of 5/15/18 High-Vol A coals are currently trading at an $11 premium to Low-Vol coals and around a $35 premium to High-Vol B products High-Vol A coals have traded at a premium to Low-Vol coals in 12 of the past 21 quarters We expect High-Vol A coals to remain in tight supply and continue to compete with U.S. Low-Vol products for a market premium MONTHLY AVERAGE HIGH-VOL A ASSESSMENT, U.S. EAST COAST ($ PER METRIC TON) Investor Presentation LV:$173.00 HVB:$149.00 HVA:$184.00 $50 $100 $150 $200 $250 $300 Feb March April May June July Aug Sept Oct Nov Dec Jan-17 Feb March April May June July Aug Sept Oct Nov Dec Jan-18 Feb March April May

Source: Platts and Arch HISTORICAL HARD COKING COAL PRICES ($ PER METRIC TON) Down Chinese policy restrictions Supply disruptions and increased Chinese imports Tropical Cyclone Debbie We are seeing high levels of volatility in coking coal prices in recent quarters, suggesting that the market is in balance with little potential for rapid supply response Flooding in Shaanxi Australian production disruptions 18 Australian logistical challenges Investor Presentation Lack of new investment has made the entire system – mines, rail and ports – fragile Pullbacks in the market continue to spur renewed buying activity in China given rising domestic costs What will trigger the next supply disruption? $0 $50 $100 $150 $200 $250 $300 $350

Global coking coal demand appears well-supported HOT METAL STEEL GLOBAL STEEL AND HOT METAL PRODUCTION (IN MILLIONS OF METRIC TONS) Source: World Steel Association, Platts, Metal Bulletin at 5/15/18 and FIS at 5/15/18 Dalian most traded futures Investor Presentation 19 $196 $175 Singapore swaps market September 2018 2019 $166 2020 Global steel output increased again in Q1 2018 – up 4.3 percent – while hot metal production was up modestly 1,587 1,675 1,162 1,175 2016 2017

20 Over the next eight years, solid demand growth is forecast for major U.S. coking coal consuming regions The seaborne coking coal market is projected to grow by 40 million metric tons through 2025 Metallurgical imports into Europe and Brazil – both major demand centers for U.S. High-Vol A coals – should climb India represents a significant opportunity for the seaborne market – both directly and as a sink for Australian output We expect Chinese imports to remain sizeable and stable as declining BF/BOF production is counter-balanced by coking coal cost pressures and quality degradation EXPECTED GLOBAL COKING COAL IMPORTS (IN MILLIONS OF METRIC TONS) Source: Consensus of AME, CRU and Wood Mackenzie 2017 2025 Investor Presentation 53 35 15 52 60 37 18 77 Europe South Korea Brazil India

Source: BHP, Anglo and Bloomberg; Wood Mackenzie and Internal Sustained high pricing will be required to induce sufficient supply to meet demand growth Coal market forecasters are projecting significant demand growth between now and 2025 Australian producers will need to increase capital spending appreciably to achieve the projected increases U.S. exports are projected to decline due to higher costs and ongoing degradation and depletion The coking coal build-out in Mozambique is projected to slow appreciably after 2019 Investor Presentation 21 U.S. MET SEABORNE EXPORTS (IN MILLIONS OF TONS) MOZAMBIQUE METALLURGICAL COAL PRODUCTION (IN MILLIONS OF METRIC TONS) AUSTRALIAN METALLURGICAL COAL ANNOUNCED CAPEX (IN MILLIONS $) Anglo Met Coal BHP Queensland 51 46 2017 2025F 0 2 4 6 8 10 12 14 2017 2018P 2019P 2020P 2021P $0 $200 $400 $600 $800 $1,000 $1,200 1H 12 2H 12 1H 13 2H 13 1H 14 2H 14 1H 15 2H 15 1H 16 2H 16 1H 17 2H 17

22 Arch has extensive, comparable, low-cost reserves adjacent to its flagship Leer mine Reserves are comparable in geology and High-Vol A coal quality and are owned in fee This 200-million-ton adjacent reserve block could support additional longwall operations Reserves are undergoing permitting and provide excellent optionality for long-term growth Investor Presentation Source: Arch

Arch’s Well-Positioned Thermal Coal Franchise

24 Arch’s PRB portfolio generates significant cash flows with modest ongoing capital requirements Arch produces the vast majority of its thermal coal from its Powder River Basin operations Arch’s flagship thermal operation is the Black Thunder mine Highest heat content coal in the southern PRB One of the lowest cost mines in the U.S. Coal Creek mine rounds out Arch’s strong PRB portfolio This low-cost, low-ratio operation is well-positioned on the joint line and serves a stable customer base Investor Presentation

Source: Consensus forecast includes EIA, DTC, IHS, EVA, SNL and Arch ANNUAL PRB DEMAND, CONSENSUS FORECAST (IN MILLIONS OF TONS) We expect PRB demand to remain sizable and relatively stable in the near to intermediate term We expect PRB’s market share to increase modestly at the expense of other basins Demand for high-quality 8,800 Btu coal is expected to outstrip other qualities Black Thunder’s output is currently approaching 9,000 Btus and earns a premium in the marketplace Investor Presentation 25 0 50 100 150 200 250 300 350 400 2017A 2018 2019 2020 2021

26 Arch’s thermal portfolio is rooted in its PRB position and supplemented by low-cost operations in other key basins Investor Presentation PRB WBIT ILB CAPP Viper is an efficient Illinois deep mine supported by a long-term supply contract with a nearby municipal generator and complementary industrial customers. Knight Hawk, in which Arch holds a 49-percent equity interest, is a mid-sized ILB producer with one of the lowest net cost structures in the region. Coal-Mac is a low-cost West Virginia surface mine with an established customer base, modest capital requirements and access to both Tier 1 Eastern railroads. West Elk is a low-cost Colorado longwall mine that produces high-heat, low-sulfur coal for domestic and international power generators as well as industrial customers throughout the Southwest.

27 Arch continues to leverage strong international prices to move its high-quality thermal products into seaborne thermal markets International thermal markets remain advantageous Newcastle prompt prices currently exceed $100 per metric ton, which provides an attractive netback to Arch’s West Elk mine Recent strength in API-2 prices allowed Arch to secure fixed-price export commitments from its Coal-Mac operation for 2018 Arch has contracted more than four million tons of thermal coal for export this year Arch is exporting thermal volumes to power generators in Asia, South and Central America, and Europe Investor Presentation

28 Looking ahead Global metallurgical markets are robust, Arch’s market exposure is substantial, and market fundamentals remain healthy and supportive Domestic thermal fundamentals are improving and vigorous seaborne thermal demand is creating attractive opportunities for our Other Thermal segment Arch’s overall financial position is exceptionally strong, we have negative net debt, and cash requirements should remain modest We have a proven and demonstrated cash return policy that is driving significant value for our shareholders Our exceptional undeveloped coking coal reserves offer optionality for long-term growth Investor Presentation

Investor Presentation May 2018

30 Reconciliation of Non-GAAP measures Investor Presentation Included in this presentation, we have disclosed certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income and cash flows as reported under GAAP. Adjusted EBITDA is defined as net income attributable to the Company before the effect of net interest expense, income taxes, depreciation, depletion and amortization, accretion on asset retirement obligations, amortization of sales contracts and reorganization items, net. Adjusted EBITDA may also be adjusted for items that may not reflect the trend of future results by excluding transactions that are not indicative of the Company's core operating performance. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles, and items excluded from Adjusted EBITDA are significant in understanding and assessing our financial condition. Therefore, Adjusted EBITDA should not be considered in isolation, nor as an alternative to net income, income from operations, cash flows from operations or as a measure of our profitability, liquidity or performance under generally accepted accounting principles. The Company uses adjusted EBITDA to measure the operating performance of its segments and allocate resources to the segments. Furthermore, analogous measures are used by industry analysts and investors to evaluate our operating performance. Investors should be aware that our presentation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The table below shows how we calculate Adjusted EBITDA. Successor Predecessor Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 October 2, 2016 through December 31, 2016 January 1, 2016 through October 1, 2016 (Unaudited) (Unaudited) (Unaudited) (Unaudited) Net income 81,271 $ 238,450 $ 33,449 $ 1,242,081 $ Provision for (benefit from) income taxes (34,771) (35,255) 1,156 (4,626) Interest expense, net 4,945 24,256 10,754 133,235 Depreciation, depletion and amortization 27,928 122,464 32,604 191,581 Accretion on asset retirement obligations 7,383 30,209 7,634 24,321 Amortization of sales contracts, net 11,082 53,985 796 (728) Asset impairment and mine closure costs - - - 129,267 Gain on sale of Lone Mountain Processing, Inc. 277 (21,297) - - Net loss resulting from early retirement of debt and debt restructuring - 2,547 - 2,213 Reorganization items, net (494) 2,398 759 (1,630,041) Fresh start coal inventory adjustment - - 7,345 - Adjusted EBITDAR 97,621 $ 417,757 $ 94,497 $ 87,303 $ Successor

31 Reconciliation of Non-GAAP measures Investor Presentation The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP Segment cash cost per ton sold financial measures to the most directly comparable GAAP measures without unreasonable efforts due to the inherent difficulty in forecasting and quantifying with reasonable accuracy significant items required for the reconciliation. The most directly comparable GAAP measure, GAAP cost of sales, is not accessible without unreasonable efforts on a forward-looking basis. The reconciling items for this non-GAAP measure are transportation costs, which are a component of GAAP revenues and cost of sales; the impact of hedging activity related to commodity purchases that do not receive hedge accounting; and idle and administrative costs that are not included in a reportable segment. Management is unable to predict without unreasonable efforts transportation costs due to uncertainty as to the end market and FOB point for uncommitted sales volumes and the final shipping point for export shipments. Management is unable to predict without unreasonable efforts the impact of hedging activity related to commodity purchases that do not receive hedge accounting due to fluctuations in commodity prices, which are difficult to forecast due to their inherent volatility. These amounts have historically and may continue to vary significantly from quarter to quarter and material changes to these items could have a significant effect on our future GAAP results. Idle and administrative costs that are not included in a reportable segment are expected to be between $15 million and $20 million in 2018. Free cash flow is defined as cash provided by (used in) operating activities less cash used for capital expenditures. Free cash flow is used by management as a measure of the Company's ability to generate excess cash flow from our core business operations. Free cash flow should not be considered in isolation or as an alternative to similar measures under generally accepted accounting principles.